IN THE UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF TEXAS
FORT WORTH DIVISION

IN RE	§	
	§	CASE NO. 11-45956-RFN-11
Exterra Energy, Inc.	§	
	§	CHAPTER 11
	§	NOTICE OF APPOINTMENT
	§	OF TRUSTEE
	§	

TO Michael McConnell, 201 Main Street, Suite 2500, Fort Worth, TX 76102

Pursuant to 11 U.S.C. §1104(c), you are hereby appointed as trustee in the above-captioned case.

Pursuant to Federal Rule of Bankruptcy Procedure 2008, please signify your acceptance of this appointment by dating and signing this form as well as the required verified affidavit and returning it to the Office of the United States Trustee within five (5) days of the date of receipt.

DATED: March 15, 2012

/s/William T. Neary
WILLIAM T. NEARY
UNITED STATES TRUSTEE

I hereby accept my appointment as examiner in the above-captioned case.

DATED: 3/21/12

Michael McConnell